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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2000



                              REPUBLIC BANCORP INC.
             (Exact name of registrant as specified in its charter)


          Michigan                  0-15734               38-2604669
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)


    1070 East Main Street, Owosso, Michigan                 48867
    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (517) 725-7337

                                       N/A
          (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS
         ------------

              On October 5, 2000, Republic Bancorp Inc. announced that it will host a conference call for investors to discuss its third quarter results on October 13, 2000 at 10:00 AM Eastern Standard Time. A copy of the press release is filed as Exhibit 99 to this Form 8-K.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)      Exhibits:

                  Exhibit No.     Description
                  -----------     -----------

                       99 October 5, 2000 Press Release - Republic Bancorp Announces Plans for Third Quarter Earnings Conference Call
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      REPUBLIC BANCORP INC.
                                      ---------------------
                                      (Registrant)


Date: October 5, 2000                 BY:  /s/ Thomas F. Menacher
                                          ------------------------------------
                                           Thomas F. Menacher
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)
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                                  EXHIBIT INDEX



Exhibit Number    Description
--------------    -----------

     99 October 5, 2000 Press Release - Republic Bancorp Announces Plans For Third Quarter Earnings Conference